UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of Securities Exchange Act of
1934

Date of Report:  July 20, 1999

Image Systems Corporation
(Exact name of registrant as specified in its Charter)

Minnesota  (State of Incorporation)
0-21245  (Commission file number)
41-1620497  (IRS Employer Identification Number)
6103 Blue Circle Drive, Minnetonka, Minnesota  55343
(Address of principal executive office)  (Zip Code)
Registrant's telephone number  (612) 935-1171


Item 4.  Changes in Registrant's Certifying Accountant

     On July 19, 1999, the Registrant selected Larson, Allen,
Weisher & Co., LLP to serve as the Registrant's independent auditors for the current fiscal year.

     There were not, in connection with the audits of the two most recent fiscal years and any subsequent interim period preceding the selection of Larson, Allen, Weishair & Co., LLP., any disagreements with Arthur Andersen LLP, the independent public accountants engaged by the Registrant for prior years, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report, nor has Arthur Andersen LLP's report on the financial statements of the Registrant for the past two years contained an adverse opinion or disclaimer of opinion or been qualified as to uncertainty, audit scope or accounting principles.

     The decision to change accountants was recommended by the Registrant's Audit Committee and approved by the Registrant's
Board of Directors on July 19, 1999.


Item 7.  Financial Statements and Exhibits

(c)  Exhibit:
Letter from Arthur Andersen LLP



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


IMAGE SYSTEMS CORPORATION
By /s/ Dean Scheff, Chief Executive Officer
Date  July 20, 1999




EXHIBIT INDEX


Image Systems Corporation
Form 8-K Current Report
Dated July 20, 1999

Exhibit Number  Description

1               Letter dated July 20, 1999 from
                Arthur Andersen LLP




EXHIBIT 1


July 20, 1999

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549





Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated July 20, 1999 of Image Systems Corporation filed with the Securities and Exchange Commission and are in agreement with statements contained therein.

Very Truly yours,

Arthur Andersen LLP
Copy to:  Dean Scheff, President, Image Systems Corporation